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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
CUTTER & BUCK INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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701 North 34th Street, Suite 400
Seattle, WA 98103

September 24, 2004

Dear Shareholder:

        The board of directors and management of Cutter & Buck Inc. invite you to attend the 2004 annual meeting of shareholders. Our meeting will be held on Thursday, October 21, 2004 at 9 a.m., at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington.

        Please read these materials so that you'll know what we plan to do at the meeting. Also, please either sign and return the accompanying proxy card in the postage-paid envelope or instruct us by telephone or via the internet as to how you would like your shares voted. This way, your shares will be voted as you direct even if you can't attend the meeting. Instructions on how to vote your shares by telephone or via the internet are on the proxy card enclosed with this proxy statement. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

Sincerely,

William B. Swint Interim President and Chief Executive Officer

  Whether or not you plan to attend the meeting, please provide your proxy by either calling the toll-free telephone number, using the internet, or filling in, signing, dating, and promptly mailing the accompanying proxy card in the enclosed envelope.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Thursday, October 21, 2004 at 9 a.m.

To the Shareholders of Cutter & Buck Inc.:

        The annual meeting of shareholders of Cutter & Buck Inc. will be held at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington, on Thursday, October 21, 2004 at 9 a.m. The meeting will be held for the following purposes:

Proposal 1.	The election of two Class I directors for a term of three years, to serve until the 2007 annual meeting of shareholders and until their respective successors are elected and have qualified;
Proposal 2.	The approval of Ernst & Young LLP as Cutter & Buck's independent auditors for fiscal 2005; and
To transact any other business which may properly come before the meeting or any adjournment thereof.

        The record date for the annual meeting is September 20, 2004. Only shareholders of record at the opening of business on that date can vote at the meeting.

By Order of the Board of Directors,

Ernest R. Johnson Secretary

Cutter & Buck Inc.
701 North 34th Street, Suite 400
Seattle, Washington 98103
September 24, 2004

IMPORTANT: Please call the toll-free telephone number or use the internet as described on the enclosed proxy, or fill in, date, sign and return the enclosed proxy in the postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may vote in person, if you wish to do so, even though you have previously sent in your proxy.

CUTTER & BUCK INC.

PROXY STATEMENT

        The board of directors is soliciting proxies to be used at the annual meeting of shareholders to be held on Thursday, October 21, 2004 at 9 a.m., at our corporate headquarters located at 701 North 34th Street, Conference Center, First Floor, Seattle, Washington. This proxy statement and the enclosed proxy form are being mailed to shareholders beginning September 24, 2004.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

What is the purpose of the meeting?

        At our annual meeting, shareholders will act upon matters outlined in the notice of meeting, including the election of two directors and the ratification of the selection of our independent auditors. Also, management will report on our recent performance and respond to questions from shareholders.

Who is entitled to vote at the meeting?

        Shareholders of record of common stock at the opening of business on September 20, 2004 may vote at the meeting.

        On September 20, 2004, 10,927,194 shares of common stock were outstanding and eligible to vote.

        Shareholders are entitled to one vote for each share of common stock held. In the election of directors, cumulative voting is not permitted.

What is the difference between a shareholder of record and a "street name" holder?

        If your shares are registered directly in your name with Mellon Investor Services LLC, our transfer agent, you are considered the shareholder of record of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in "street name."

How do I vote my shares?

        If you are a shareholder of record, you can give a proxy to be voted at the meeting either:

  •
  by mailing in the enclosed proxy card;

  •
  over the telephone by calling a toll-free number; or

  •
  electronically, using the internet.

        The telephone and internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions, and confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or by using the internet, please refer to the specific instructions on the enclosed proxy card. If you wish to vote using your proxy form and you return your signed proxy to us before the annual meeting, we will vote your shares as you direct.

        If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Can I vote my shares in person at the meeting?

        Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.

        However, if you are a "street name" holder, you may vote your shares in person only if you obtain a Legal Proxy from your broker or nominee giving you the right to vote the shares.

        Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

        In the election of directors, you may vote for the nominees, or your vote may be withheld with respect to the nominees. The proposal related to the election of directors is described in this proxy statement beginning at page 5.

        For the proposal related to the approval of our independent auditors for fiscal 2005, you may vote for the proposal, against the proposal, or abstain from voting on the proposal. This proposal is described in this proxy statement beginning at page 13.

What are the recommendations of the board of directors?

        The board of directors recommends a vote FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2005 (Proposal 2).

What if I do not specify how I want my shares voted?

        If you do not specify on your proxy card (or when giving your proxy by telephone or over the internet) how you want to vote your shares, we will vote them FOR the nominees for director (Proposal 1) and FOR ratifying the selection of Ernst & Young LLP as our independent auditors for fiscal 2005 (Proposal 2).

Can I change my vote?

        Yes. You can revoke your proxy at any time before it is exercised in any of three ways:

  •
  by submitting written notice of revocation to our Secretary, Ernest R. Johnson;

  •
  by submitting another proxy by telephone, via the internet or by mail with a later date and, if by mail, that is properly signed; or

  •
  by voting in person at the meeting.

What vote is required for a proposal to be approved?

        Under Washington law and our restated articles of incorporation, a quorum consisting of a majority of the outstanding shares entitled to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. In the election of directors, the two nominees elected will be the two individuals receiving the greatest numbers of votes cast by the shares present in person or represented by proxy and entitled to vote without the benefit of cumulative voting. Any action other than a vote for the nominee will have the effect of voting against the nominee. The approval of independent auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it. Abstention from voting or broker nonvotes will have no effect since such actions do not represent votes cast.

Who will pay the costs of soliciting votes for the annual meeting of shareholders?

        We will bear the entire cost of this proxy solicitation, including preparation, proxy solicitation, assembly, printing and mailing of this proxy statement, the proxy card, and any additional materials furnished to shareholders. In addition, we have retained Georgeson Shareholder Communications Inc. to aid in the solicitation of proxies. We estimate that the fees to be paid to Georgeson Shareholder Communications Inc. for its role as proxy solicitor will be approximately $25,000, plus the reimbursement of reasonable out-of-pocket expenses.

Are there any other matters to be acted upon at the meeting?

        We have not received any shareholder proposals. Under our bylaws, no other business besides that stated in the meeting notice may be transacted at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of September 20, 2004, information with respect to the beneficial ownership of our common stock by: (i) each person known by us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) the executive officers who are listed in the compensation tables beginning on page 16 (the "Named Executive Officers"), and (iv) all our directors and officers as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power.

Name and Address	Shares Beneficially Owned	Percentage of Class
Wells Capital Management, Inc.(1)	1,222,875	11.2%
T. Rowe Price Associates, Inc.(2)	1,069,700	9.8%
Pirate Capital LLC(3)	1,022,421	9.4%
Dimensional Fund Advisors Inc.(4)	807,924	7.4%
Royce & Associates LLC(5)	736,500	6.7%
Whitney R. Tilson(6)	152,432	1.4%
Larry C. Mounger(7)	85,240	*
James C. Towne(8)	54,536	*
Henry L. (Skip) Kotkins, Jr.(9)	25,000	*
Douglas G. Southern(10)	17,000	*
Frances M. Conley(11)	319,553	2.9%
Jim C. McGehee(12)	155,211	1.4%
Ernest R. Johnson(13)	36,000	*
Theresa S. Treat(14)	12,500	*
William B. Swint	0	*
All directors and executive officers as a group (11 persons)(15)	857,472	7.9%

*
Less than one percent

(1)
Based on a schedule 13F filed pursuant to the Exchange Act, which indicates that Wells Capital Management, Inc. has sole voting and dispositive power for all of those shares. The address of Wells Capital Management, Inc. is 525 Market Street, San Francisco, CA 94105.

(2)
The shares are owned by various institutional investors, which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser, with power to direct investments. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

(3)
Based on an amended schedule 13D filed, pursuant to the Exchange Act, by Pirate Capital LLC ("Pirate"), Thomas R. Hudson, Jr. ("Mr. Hudson") and Gabrielle Katz Hudson ("Ms. Hudson"). Pirate is a limited liability company, organized under the laws of Delaware, whose principal executive office is 200 Connecticut Avenue, 4th Floor, Norwalk, CT 06854. The principal business of Pirate is providing investment management services to investment partnerships and other entities. Mr. Hudson and Ms. Hudson are the controlling Members of Pirate. Mr. Hudson is the Managing Member of Pirate, which is his principal occupation. Ms. Hudson is the Chief Operating Officer of Pirate, which is her principal occupation. Each of the aforesaid reporting persons is deemed to be the beneficial owner of the shares, which shares are owned of record, in part, by each of Jolly Roger Fund LP, Jolly Roger Offshore Fund Ltd and Mint Master Fund Ltd (the

  "Holders"). Mr. Hudson and Ms. Hudson disclaim that they and/or the Holders are members of a group as defined by Regulation 13D.

(4)
Based on an amended schedule 13F filed pursuant to the Exchange Act, which indicates that Dimensional Fund Advisors Inc. has sole voting and dispositive power for all of those shares. The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(5)
Based on a schedule 13F filed pursuant to the Exchange Act, which indicates that Royce & Associates, LLC has sole voting and dispositive power for all of those shares. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, Ninth Floor, New York, NY 10019.

(6)
Includes 135,091 shares held by the Tilson Growth Fund, LP and 17,341 shares held by the Tilson Offshore Fund, Ltd. Mr. Tilson is the founder and Managing Partner of T2 Partners Management LLC, which manages the Tilson Growth Fund, LP, and Tilson Offshore Partners, LLC, which manages the Tilson Offshore Fund, Ltd.

(7)
Includes 51,372 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(8)
Includes 44,436 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(9)
10,000 shares are held by Skyway Luggage Company ("Skyway"). Mr. Kotkins beneficially owns 100% of Skyway and in such capacity has sole voting and investment power over the shares held by Skyway. Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(10)
Includes 15,000 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(11)
Includes 202,856 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004. Also includes 70,793 shares held by Roanoke Capital, Ltd. ("Roanoke Capital"). Ms. Conley, former CEO and director, is a shareholder, director and president of Roanoke Capital. The only other shareholder, director and officer of Roanoke Capital is Gerald R. Conley, Ms. Conley's husband.

(12)
Includes 139,250 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(13)
Includes 32,000 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(14)
Includes 12,500 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

(15)
Includes 512,414 shares issuable upon exercise of options exercisable within 60 days of September 20, 2004.

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

        Two Class I directors will be elected at this year's annual meeting. Based on the recommendation of the Corporate Governance, Nominating and Succession Committee consisting solely of non-management directors, the board of directors has nominated Larry C. Mounger and Whitney R. Tilson as Class I directors. The nominees will be elected to a term of three years, to serve until the 2007 annual meeting of shareholders and until their successors are elected and have qualified.

        We will vote your shares as you specify on your proxy. If you do not specify how you want your shares voted on your proxy, we will vote them for the election of the nominee. If unforeseen circumstances (such as death or disability) make it necessary for the board of directors to substitute another person for the nominee, we will vote your shares for that other person.

        The nominees for director are now members of the board of directors. The directors and director nominees have provided the following information about themselves as of September 20, 2004:

Directors and Director Nominees

Henry L. (Skip) Kotkins, Jr.
Age:	55
Director Since:	2002
Principal Occupation:	Chairman & Chief Executive Officer, Skyway Luggage Company
Business Experience:	Mr. Kotkins has over thirty years of experience in the wholesale industry. Since 1980, he has served as president and chief executive officer of Skyway Luggage Company, a private company that produces travel products. He was Vice President of that company from 1974 to 1980, and Director of Planning from 1971 to 1974. He is actively involved with numerous non-profit organizations, including Temple DeHirsch Sinai, Fred Hutchinson Cancer Research Center, Travelgoods Association and the Washington Council on International Trade.
Other Directorships:	Director, Skyway Luggage; Director, ABM Industries, Inc. a public building services company; Executive Committee Member of Washington Council on International Trade (Chair 2000-2002).

Larry C. Mounger
Age:	66
Director Since:	1990
Principal Occupation:	Chairman of Sunrise Identity Inc.
Business Experience:	Mr. Mounger has over forty years of experience in the garment industry. Since 1997, he has served as chairman and chief executive officer of Sunrise Identity Inc., a screen-printing and embroidery company. Between 1993 and 1995 he served as president, chief executive officer and director of Sun Sportswear, Inc., a public garment screen printer. From 1963 to 1993 he held various positions at Pacific Trail Inc., a private outerwear company, serving as chairman and chief executive officer from 1981 to 1993.
Other Directorships:	Director, Washington Law Foundation; Director, Bite Footwear, a private footwear company; Member of Advisory Board of the University of Washington School of Business Administration.

Douglas G. Southern
Age:	61
Director Since:	2002
Principal Occupation:	Chairman of the Board
Business Experience:	Mr. Southern has over forty years of experience in business administration and accounting. From 1990 to 1999, he was senior vice president & chief financial officer, Immunex Corporation (now Amgen, Inc.). From 1985 to 1990, he was senior vice president and chief financial officer for Pay "N Pack Stores, Inc. From 1979 to 1985, he served as Audit Partner with Arthur Young & Company (now Ernst & Young). From 1975 to 1979, he was Vice President and Corporate Controller of Coca Cola Bottling Company of Los Angeles. Between 1965 and 1975, Mr. Southern was an auditor with Arthur Young & Company (now Ernst & Young).
Other Directorships:	Audit Committee Chair and Director of Seattle Genetics, Inc., a public biotechnology company that discovers and develops monoclonal antibody-based drugs to treat cancer and related diseases.

Whitney R. Tilson
Age:	37
Director Since:	2004
Principal Occupation:	Managing Partner, T2 Partners Management LLC.
Business Experience:	Mr. Tilson is the founder and co-manager of value-oriented investment funds Tilson Growth Fund, LP, Tilson Offshore Fund, Ltd. and T2 Qualified Fund, L.P. Between 1994 and 1998, Mr. Tilson was co-founder and executive director of the Initiative for a Competitive Inner City. Since 1999, he has written extensively for The Motley Fool web site and since 2001 has taught financial statement analysis for The Dickie Group. Mr. Tilson received an MBA with High Distinction from The Harvard Business School, where he was a Baker Scholar, and graduated magna cum laude from Harvard College, with a bachelor's degree in Government.
Other Directorships:	Vice Chairman of the board of KIPP Academy, a charter school in New York City; member of the board of the Fistula Foundation, which supports the Addis Ababa (Ethiopia) Fistula Hospital.

James C. Towne
Age:	61
Director Since:	1997
Principal Occupation:	Chairman, Greenfield Holdings, LLC
Business Experience:	Since 1995, Mr. Towne has served as the chairman and managing member of Greenfield Holdings, LLC, a real estate remediation and development company. Since 2003, he has served as chairman, chief executive officer and managing member of Snohomish Delta Partners, LLC. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation. Mr. Towne is also involved with numerous community and volunteer organizations, was a founder of the Fred Hutchinson Cancer Research Center Emergency Response Team and is a member of the Executive Board and vice president of governance for Chief Seattle Council.
Other Directorships:	Managing member of Snohomish Delta Partners, LLC, a real estate development company; and Director of Net-Inspect LLC, a private technology company.

        The board of directors recommends that you vote FOR the reelection of Larry C. Mounger as a Class I director, and FOR the reelection of Whitney R. Tilson as a Class I director.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee
Number of Members:	3
Members:	James C. Towne (Chair) Larry C. Mounger Douglas G. Southern
Number of Meetings in Fiscal 2004:	10
Functions:	Selects independent public accountants to audit our financial books and records.
Reviews and approves the scope of their audit, and reviews their independence and performance.
Reviews accounting practices, financial structure, and financial reporting, including the results of the annual audit and the review of quarterly interim financial statements.
Reviews annually the scope of the Audit Committee Charter.
Reports to the board of directors about these matters.
Compensation Committee
Number of Members:	2
Members:	Larry C. Mounger (Chair) Henry L. (Skip) Kotkins, Jr.
Number of Meetings in Fiscal 2004:	4
Functions:	Establishes the salaries and any bonus awards for our executive officers.
Considers and makes recommendations on our executive compensation plans to the board of directors.
Administers our stock option plans and makes grants of stock options, restricted stock and stock appreciation rights.
Administers our employee stock purchase plan.
Corporate Governance, Nominating and Succession Committee
Number of Members:	2
Members:	Henry L. (Skip) Kotkins, Jr. (Chair) James C. Towne
Number of Meetings in Fiscal 2004:	1
Functions:	Makes recommendations on the nominations or elections of directors and officers.
Reviews the size and composition of the board of directors.
Considers recommendations by shareholders for nominees for director submitted to our Secretary.

CORPORATE GOVERNANCE

        Independence.    The NASDAQ National Market listing standards and the Securities and Exchange Commission regulations require a majority of the members of the Board of Directors to be independent as determined by the Board of Directors. The Board of Directors has determined that all members of our Board of Directors are independent. Additionally, all current members of our Audit Committee, Compensation Committee and Corporate Governance, Nominating and Succession Committee are independent.

        Communications with the Board.    Any shareholder who desires to communicate with the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, Cutter & Buck Inc., 701 N. 34th Street, Suite 400, Seattle, WA 98103. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be compiled by the Secretary and submitted to the individual Director to whom it is addressed. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving the company will be promptly and directly forwarded to the Audit Committee. Communications with the Board of Directors regarding recommendations of individuals for consideration by the Corporate Governance, Nominating and Succession Committee to become nominees for election to the Board of Directors must be made in accordance with the Director Nomination Policy described below.

        Code of Ethics.    The Company has adopted a Code of Ethics that applies to all of our directors, officers and employees. The Code of Ethics is available on the investor relations section of our website at www.cutterbuck.com. You may request a printed copy of the Code of Ethics, at no cost, by writing us at: Cutter & Buck Inc., 701 N. 34th Street, Suite 400, Seattle, WA 98103, Attn: Investor Relations. In the event of an amendment to, or a waiver from, a provision of our Code of Ethics that applies to any of our directors or officers, we intend to promptly publicly disclose such information.

        Director Compensation.    The following fees are paid to directors who are not officers or employees:

Annual board of directors retainer	$20,000
Attendance for each board of directors meeting	$2,000
Attendance for each non-audit committee meeting	$1,000
Attendance for each audit committee meeting	$2,000

        In addition, each director who is not an officer or employee receives an annual option grant to purchase 7,500 shares of our common stock at the fair market value of the common stock on the date of grant, and a quarterly $350 clothing allowance towards the purchase of Cutter & Buck clothing at the same discount afforded to employees. Two of our directors also participated in the Company's medical insurance plan during fiscal 2004, and one director continues to participate in the plan in fiscal 2005. Directors who participate in the plan pay the full cost of their premiums, and the Company does not incur additional costs related to the directors' participation. Commencing with Mr. Southern's appointment as Chairman of the Board, he receives an additional annual retainer of $10,000 and an additional $1,000 for each Board of Directors meeting attended.

        All directors are entitled to reimbursement for expenses incurred in traveling to and from board meetings.

        Board Meetings.    The Board of Directors met 20 times during fiscal 2004. The directors and director nominees attended more than 75% of the combined board of director and committee meetings held during fiscal 2004. The Company does not maintain a formal policy regarding director attendance at annual shareholder meetings; however, the Company encourages directors to attend the annual meeting of shareholders. Five directors attended the Company's 2003 annual meeting of shareholders.

        Board Committees.    The Board of Directors has designated three standing committees. The Audit Committee, the Compensation Committee and the Corporate Governance, Nominating and Succession Committee each operate under a written charter that is available for review on our investor relations section of our website at www.cutterbuck.com. The current membership of each committee and its principal functions, as well as the number of times it met during fiscal 2004, are described below.

        Audit Committee.    The Audit Committee, established in accordance with the regulations adopted by the Securities and Exchange Commission, is composed of Messrs. Towne, Mounger and Southern. The Board of Directors has determined that each member of the Audit Committee meets all applicable independence and financial literacy requirements of the Nasdaq National Market as currently in effect. The Board has also determined that Mr. Southern qualifies as an audit committee financial expert as defined in regulations adopted by the Securities and Exchange Commission. A description of the functions performed by the Audit Committee and Audit Committee activity is set forth below in Report of the Audit Committee. The Audit Committee met 10 times in fiscal 2004.

        Compensation Committee.    The Compensation Committee is composed of Messrs. Mounger and Kotkins. All members of the Compensation Committee have been determined to be independent by the Board of Directors in accordance with the NASDAQ National Market listing standards and the Securities and Exchange Commission rules. The Compensation Committee determines compensation for the Company's executives and administers the Company's stock and option programs. For additional information about the Compensation Committee, see Compensation Committee Report on Executive Compensation, set forth below. The Compensation Committee met four times in fiscal 2004.

        Corporate Governance, Nominating and Succession Committee.    The Corporate Governance, Nominating and Succession Committee is composed of Messrs. Kotkins and Towne. All members of the Corporate Governance, Nominating and Succession Committee have been determined to be independent by the Board of Directors in accordance with the Nasdaq National Market listing standards and the Securities and Exchange Commission rules. The Corporate Governance, Nominating and Succession Committee develops and recommends corporate governance guidelines and standards for business conduct and ethics, identifies individuals qualified to become board members, and makes recommendations regarding nominations of directors. The Corporate Governance, Nominating and Succession Committee will consider individuals recommended by shareholders for nomination as director in accordance with the procedures described under Director Nomination Policy described below. The Corporate Governance, Nominating and Succession Committee also oversees the annual self-evaluations of the Board and its committees and makes recommendations concerning size, structure, composition and membership of the Board of Directors and its committees. The Corporate Governance, Nominating and Succession Committee met one time during fiscal 2004.

        Director Nomination Policy.    The Corporate Governance, Nominating and Succession Committee is responsible for identifying and recommending to the Board of Directors the nominees to stand for election as directors at the annual meeting of shareholders or, if applicable, at a special meeting of shareholders. The Committee has identified certain qualifications that a director nominee must possess before it recommends said nominee for a position on the board of directors. The Committee believes that nominees for directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the interests of the shareholders. In addition, the Committee considers the judgment, skill, diversity, experience with businesses and other organizations, the interplay of the candidate's experience with the experience of other members of the Board and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In fiscal year 2004, the Committee did not pay any fees to third parties for assistance in identifying potential candidates.

        The Committee will consider the qualifications of director candidates put forth by shareholders. There are no differences in the manner in which the Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. Nominations by shareholders of record may be made at any annual meeting of shareholders, provided that notice is delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at 701 North 34th Street, Suite 400, Seattle Washington 98103. The written notice must be received by the Secretary not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs.

        To be in proper form, the written notice must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or by record by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

        The Secretary of the Company received notice from Pirate Capital LLC on August 5, 2004 of their intent to appear in person or by proxy at the annual meeting of shareholders to nominate David A. Lorber and Thomas R. Hudson Jr. for election to the Board of Directors. Additionally, Pirate Capital LLC expressed in its amended Schedule 13D dated September 8, 2004 that it is also considering ways of furthering such nominations including without limitation, soliciting proxies from shareholders.

        Compliance with Section 16 of the Securities Exchange Act of 1934.    Based on our records and other information, Cutter & Buck believes that all SEC filing requirements applicable to its directors and officers were complied with for fiscal 2004.

AUDIT COMMITTEE REPORT

        The Audit Committee is comprised of Messrs. Towne, Mounger and Southern. All members of the Audit Committee have been determined by the Board of Directors to be an "independent" director as defined under NASDAQ National Market listing standards and the Securities and Exchange Commission regulations. In addition, the Board has selected directors for the Audit Committee based on the Board's determination that they are financially literate, fully qualified to monitor management and our internal accounting operations and the independent auditors, and fully qualified to monitor the disclosures of the Company so that they fairly present the Company's financial condition and results of operations. The Company has determined that Douglas G. Southern qualifies as an "audit committee financial expert" as that term is defined by Securities and Exchange Commission regulations.

        The Audit Committee operates under a written charter adopted and approved by our board of directors. A copy of that charter is attached as an appendix to this proxy statement.

        Management is responsible for our internal controls and the financial reporting process. Our independent auditors, Ernst & Young LLP, report to the Audit Committee, and are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The independent auditors have full access to the Audit Committee. These auditors meet with the Audit Committee during at least one of the Audit Committee's regularly scheduled quarterly meetings, with and without management being present, to discuss appropriate matters.

Audit Fees

        The following table summarizes the aggregate fees billed to the Company by Ernst & Young:

	2004	2003
Audit Fees(1)	$254,000	$360,000
Audit-Related Fees(2)	2,000	472,000
Tax Fees(3)	100,000	153,000
All Other Fees(4)	37,000	33,000

	$393,000	$1,018,000

(1)
Fees for audit services in 2003 and 2004 consisted of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements

(2)
Fees for audit-related services in 2003 and 2004 consisted of accounting advisory services related to the restatement of financial statements, adoption of new accounting standards, and consultation related to discontinued operations

(3)
Fees for tax services in 2003 and 2004 consisted of tax compliance, tax planning advice and federal, state, local and international income tax return assistance

(4)
Fees for other services in 2003 and 2004 consisted of services related to the dissolution of foreign subsidiaries and the Company's lawsuit against Genesis Insurance Company.

Pre-Approval Policy

        All of the services performed by Ernst & Young in fiscal 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the "Disclosure Categories") that the independent auditors may perform. The policy requires that the Committee pre-approve all audit and non-audit services (including internal control-related services) provided by the independent auditor. In addition, the Company will not engage the independent auditor for services billed on a contingent fee basis. The approval of these audit and permitted non-audit services may be given at any time up to a year before commencement of the specified service. While retaining the authority to pre-approve these services, the Committee also has delegated pre-approval authority to each member of the Audit Committee, provided any use of this authority is reported to the Committee at its next scheduled meeting.

Auditor Independence

        During fiscal 2004, the Audit Committee met and held discussions with management and Ernst & Young. The Audit Committee reviewed and discussed with Cutter & Buck management and Ernst &

Young the audited financial statements contained in our annual report on Form 10-K for the fiscal year ended April 30, 2004. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        Ernst & Young submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed such independence with Ernst & Young.

        Based on the reviews and discussions above, the Audit Committee has recommended to the board of directors that the audited financial statements for the fiscal year ended April 30, 2004 be included in our annual report on Form 10-K.

        The Audit Committee has considered whether the provision of non-audit services provided by Ernst & Young is compatible with maintaining the independence of Ernst & Young and has concluded that the independence of Ernst & Young is not compromised by the provision of those non-audit services.

        The Audit Committee has recommended that Ernst & Young be retained as the company's independent auditors for the fiscal year 2005.

September 20, 2004	AUDIT COMMITTEE James C. Towne (Chair) Larry C. Mounger Douglas G. Southern

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
(Proposal 2 on the Proxy Card)

        The board of directors, acting on the recommendation of the Audit Committee, has appointed the independent public accounting firm of Ernst & Young LLP to be our independent auditor for the fiscal year ending April 30, 2005. As in the past, the board of directors has determined that it would be desirable to request ratification of its appointment by the shareholders. If the shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the board of directors. A representative of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires, and will be available to respond to shareholder questions.

        The board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent auditors.

COMPENSATION COMMITTEE REPORT ON
FISCAL YEAR 2004 EXECUTIVE COMPENSATION

        The compensation committee is responsible for establishing the compensation for the company's Chief Executive Officer and executive officers; approving compensation philosophies for the company; and administering the company's stock-based compensation plans.

        The committee is composed exclusively of independent, non-employee directors as defined by the rules of the Securities and Exchange Commission and NASD.

Compensation Goals

        The overall goal of the committee is to foster compensation policies and executive compensation practices that attract, engage, and motivate high caliber talent by offering a competitive pay and benefits program. We are committed to a total compensation philosophy and structure that provides flexibility in responding to market factors, that rewards and recognizes superior performance, that attracts highly skilled, experienced and capable employees, and that is fair and fiscally responsible.

        The essential elements of the company's compensation program include the following:

  •
  Overall average base salaries targeted at the 50th percentile of the companies with whom we compete for labor talent.

  •
  Overall average base compensation at a higher target for superior performers.

  •
  A benefits package that meets personal needs and is equal to or better than those with whom we compete for that talent.

  •
  Monetary and non-monetary incentive plans that motivate employees toward achieving and exceeding our business goals.

Base Salaries

        Base salaries for all officers were reviewed by the committee during fiscal 2004. In evaluating salaries, the committee uses formal and informal compensation surveys of companies of similar size with whom we compete for labor talent and considers each officer's contribution to team-building efforts and individual performance (measured against strategic management objectives such as sales growth, market position and increased brand identity) during the prior year. The types and relative importance of specific financial and other business objectives vary among the company's officers depending on their positions and the particular operations or functions for which they are responsible.

Equity-Based Incentives

        We have granted equity-based incentives to certain executives and employees since 1991. The compensation committee makes these grants to executives and employees whose performance is important to the company, and who are believed capable of significant contributions in the future. The size of previous option grants and the number of options currently held by an executive are also taken into account in determining the number of options granted by the committee. The objective of these awards is to align the interests of company executives with those of company shareholders since stock options produce value to executives only if the company's stock appreciates in value.

        Subject to the overall terms of our stock option plans, the committee determines the terms and conditions of options, including the exercise price. Our current plans require that options be granted at an exercise price at least equal to the fair market value of our common stock on the date of grant. Individual option awards have varied vesting periods and the committee uses the vesting terms to further its attraction and retention objective.

        Our current plans also allow us to grant stock appreciation rights to officers and employees of the company and its subsidiaries, but none have been issued to date.

Retention Incentives

        During fiscal 2003, the company established a retention incentive program for both executives and certain non-executive employees. Under this program, each of the participants was to receive a fixed cash award upon their continued employment with the company at pre-established dates, which was generally 18 months following the date of the award. The amount of each individual award was set in relation to the participant's base salary and the committee's view of the nature of the participant's ongoing role with the company. The majority of payments arising under the company's retention incentive program were paid in fiscal 2004.

Other Monetary Incentives

        Bonuses under the annual incentive bonus plan are payable for the prior fiscal year following the completion of the fiscal year. Under the annual incentive bonus plan, each executive is eligible to receive an annual cash bonus from a cash bonus pool based upon the achievement of certain pre-tax, pre-restatement and pre-bonus earnings targets. The company achieved these targets in fiscal year 2004 and a percentage of this cash bonus pool was allocated among the executive officers.

Compensation of the Chairman and Chief Executive Officer

        The compensation for Ms. Conley results from her participation in the same compensation programs as the other executives of the company. Although the committee's overall goal is to set the Chief Executive Officer's salary at the median base for competitors which are similar in industry, size and performance, the actual level approved by the committee may be higher or lower based upon the committee's subjective evaluation of our annual and long-term performance and Ms. Conley's individual performance. During fiscal 2004, Ms. Conley was instrumental in effecting a business turnaround of the company. After considering Ms. Conley's leadership and extraordinary efforts in addressing the numerous challenges facing the company during the fiscal year, the committee increased Ms. Conley's annual base salary from $367,711 to $400,000 and awarded her a cash bonus of $125,000 for the 2004 fiscal year. In fiscal 2003, the company awarded Ms. Conley a retention incentive award conditioned upon her continued employment with the company through March 20, 2004. Ms. Conley received a cash bonus payment of $187,500 in connection with that retention incentive award on March 20, 2004. Ms. Conley did not receive any stock option awards during fiscal 2004.

        During fiscal year 2005, the company entered into a Transition Agreement with Ms. Conley. Under that agreement, Ms. Conley would retain her current salary through March 15, 2005 and would be entitled to an additional one time cash payment of $250,000 upon her completion of the term under the Transition Agreement.

Dated: September 20, 2004	COMPENSATION COMMITTEE Larry C. Mounger (Chair) Henry L. (Skip) Kotkins, Jr.

STOCK PRICE PERFORMANCE

        The following graph compares the cumulative total return of our common stock, the NASDAQ Stock Market-U.S. Index and the NASDAQ Non-Financial Index. The cumulative total return of our common stock assumes $100 invested on April 30, 1999 in Cutter & Buck Inc. common stock.

EXECUTIVE OFFICERS

        Our executive officers are as follows:

Name	Age	Position
William B. Swint	57	Interim President and Chief Executive Officer and Vice President and Manager of Order Fulfillment Group
Jim C. McGehee	54	Executive Vice President and Manager of SBU Group
Ernest R. Johnson	53	Senior Vice President and Manager of Finance and Accounting Group, Chief Financial Officer, Corporate Secretary
Theresa S. Treat	47	Vice President and Manager of Human Resources Group
Tom Danowski	43	Vice President and Manager of Marketing Group

        The biographies of the executive officers who are not directors are as follows:

        William B. Swint, Interim President and Chief Executive Officer and Vice President and Manager of Order Fulfillment Group, joined Cutter & Buck in June 2003. On September 16, 2004, Mr. Swint became the Interim President and Chief Executive Officer. Mr. Swint has over thirty years of experience in the apparel industry. From 2000 to 2002, he was a consultant and project manager for Columbia Sportswear, Inc., an outdoor apparel manufacturer. From 1997 to 2000, he was president and chief executive officer of ERB Industries, a marketing and manufacturing company. Between 1983 and 1997, he was executive vice president of operations for Glen Oaks Industries, an apparel manufacturer. Mr. Swint has a master's degree in business administration from Southern Methodist University and a bachelor's degree in industrial engineering from the Georgia Institute of Technology.

        Jim C. McGehee, Executive Vice President and Manager of SBU Group, joined Cutter & Buck in February 1990. Mr. McGehee has over thirty years of experience in the apparel industry. Between 1973 and 1986, he was national account manager for The Arrow Shirt Company. From 1986 to 1990 he was the national sales manager for Bench Sportswear. Mr. McGehee has a bachelor's degree in business (marketing) from Auburn University.

        Ernest R. Johnson, Senior Vice President and Manager of Finance and Accounting Group, Chief Financial Officer and Corporate Secretary, joined Cutter & Buck in November 2002. Mr. Johnson has extensive experience in operations, accounting and finance. From 1996 to 2002, he was senior vice president, chief operating officer and chief financial officer with Washington Mutual, Inc., Commercial Banking Division. From 1993 to 1996, he was senior vice president and chief financial officer with West One Bank-Washington. Between 1976 and 1993 he held various chief financial officer and senior level positions with Bank of America (formerly Rainier Bancorp/Security Pacific). Mr. Johnson has a bachelor's degree in accounting and information systems from Washington State University.

        Theresa S. Treat, Vice President and Manager of Human Resources Group, joined Cutter & Buck in September 2002. Ms. Treat has over twenty years of experience in Human Resources and Organizational Development. From 2000 to 2001 she was vice president of human resources at Onvia, Inc. From 1999 to 2000, she was vice president of human resources at Pointshare, Inc. From 1996 to 1999, she served as the human resources director at Nextlink Communications, Inc. From 1990 to 1996, she was director of human resources at Horizon Airlines. Ms. Treat also served as a labor negotiator for employees in the state of Alaska between 1983 and 1990. Ms. Treat has a master's degree in labor and industrial relations and a bachelor's degree in industrial and organizational psychology, both from the University of Illinois.

        Tom Danowski, Vice President and Manager of the Marketing Group, joined Cutter & Buck in April 2004. Mr. Danowski brings over twenty years of strategic marketing experience from companies including Kraft and Coca-Cola USA. From 2002 until 2004, Mr. Danowski was a brand management consultant working with The Mercer Island Group for clients including Microsoft and REI. Prior to 2002, he was Chief Operating Officer of Torrefazione Italia LLC., a super-premium specialty coffee roaster & retailer. From 1991 until 1999, he was Group Director of Marketing for the Chateau Ste. Michelle Winery, having held previous brand management positions with Coca-Cola USA and Kraft/General Foods in New York. Mr. Danowski graduated Phi Beta Kappa with a Bachelor's degree in Journalism from the University of Oregon.

COMPENSATION OF OUR EXECUTIVE OFFICERS
IN THE YEAR ENDED APRIL 30, 2004

Summary Compensation Table

        The following table sets forth certain information concerning compensation paid or accrued to: our Chairman and Chief Executive Officer and our four most highly compensated executive officers, who earned a salary and bonus of at least $100,000 (the "Named Executive Officers") for employment services rendered to Cutter & Buck during the fiscal year ended April 30, 2004:

Summary Compensation Table

Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary($)			Bonus($)			Restricted Stock Awards($)(1)		Securities Underlying Options(#)		All Other Compensation($)(2)
Frances M. Conley Chairman and Chief Executive Officer	2004 2003 2002	$ $ $	382,383 367,711 10,212	(4)	$ $ $	125,000 187,500 —	(3)	$ $ $	— 63,000 —	— 190,000 25,500	(4)	$ $ $	1,192 — —
Jim C. McGehee Executive Vice President and Manager of SBU Group	2004 2003 2002	$ $ $	247,332 242,556 233,228		$ $ $	25,000 218,000 —	(3)	$ $ $	— — —	12,000 20,000 55,000		$ $ $	432 384 360
Ernest R. Johnson Senior Vice President and Manager, Finance & Accounting Group, Chief Financial Officer	2004 2003 2002	$ $ $	201,098 101,538 —	(5)	$ $ $	40,000 160,000 —	(3)	$ $ $	— — —	24,000 30,000 —		$ $ $	414 — —
William B. Swint Vice President and Manager of Order Fulfillment Group	2004 2003 2002	$ $ $	149,918 — —	(6)	$ $ $	30,000 — —		$ $ $	— — —	30,000 — —		$ $ $	11,348 — —	(7)
Theresa S. Treat Vice President and Manager of Human Resources Group	2004 2003 2002	$ $ $	145,797 63,527 —	(8)	$ $ $	32,000 108,750 —	(3)	$ $ $	— — —	15,000 5,000 —		$ $ $	270 168 —

(1)
Named Executive Officers will be entitled to receive any dividends declared on the Company's common stock, on their shares of restricted stock. The following amount represents the aggregate number of unvested shares of restricted stock held by the Named Executive Officers as of April 30, 2003, and valued as of that date. As the result of a typographical error in the proxy dated August 25, 2003, the amount of shares granted to Ms. Conley was misreported. The correct number of shares is reported in the table below.

	Shares	Value
Frances M. Conley	17,500	$60,340
(2)
Represents term life insurance premiums.

(3)
These amounts represent awards under the Company's retention incentive program. Under this program, the executives received the identified cash award upon their continued employment with the Company over an 18-month period following the date of the award. Awards were paid in March 2004.

(4)
Does not include either compensation or options to purchase shares of our common stock received by Ms. Conley as Director prior to her employment with Cutter & Buck as Chief Executive Officer and Chairman of the Board, which commenced on April 17, 2002.

(5)
Mr. Johnson commenced employment with the Company on November 15, 2002.

(6)
Mr. Swint commenced employment with the Company on June 16, 2003 and assumed his role as Interim President and CEO on September 16, 2004.

(7)
Other compensation paid to Mr. Swint includes $10,700 for relocation expense reimbursement.

(8)
Ms. Treat commenced employment with the Company on September 30, 2002.

Option Grants In Fiscal 2004

        The following table sets forth certain information as of April 30, 2004 and for the fiscal year then ended concerning stock options granted to the Named Executive Officers:

Individual Grants

Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Market Price on Grant Date ($/Sh)	Expiration Date	Grant Date Present Value($)(2)
Frances M. Conley	—	—	—	—	—	—
Jim C. McGehee	12,000	2.9%	$3.99	$3.99	5/19/2013	$24,960
Ernest R. Johnson	24,000	5.9%	$3.99	$3.99	5/19/2013	$49,920
William B. Swint	30,000	7.4%	$4.55	$4.55	6/16/2013	$70,500
Theresa S. Treat	15,000	3.7%	$3.99	$3.99	5/19/2013	$31,200

(1)
The options listed vest and become exercisable as follows: one-half vest 18 months after the grant date and the remaining shares vest monthly in six equal installments thereafter. To the extent not already vested, the options generally become fully vested and exercisable upon a change in control of Cutter & Buck.

(2)
This column represents the present value of the options on the grant date using the Black-Scholes valuation method. The actual value, if any, that an executive officer may realize may be greater or less than potential realizable values set forth in the table.

Option Exercises in Fiscal 2004 and Aggregate Fiscal Year-End Option Values

        The following table sets forth certain information as of April 30, 2004 regarding options held by the Named Executive Officers:

			Securities Underlying Unexercised Options at Fiscal Year End(#)(1)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(2)
Name	Number of Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Frances M. Conley	—	$—	186,466	47,502	$1,156,042	$312,563
Jim C. McGehee	—	$—	127,000	47,000	$371,885	$222,470
Ernest R. Johnson	—	$—	14,166	39,834	$96,754	$264,386
William B. Swint	—	$—	—	30,000	$—	$178,500
Theresa S. Treat	—	$—	5,000	15,000	$35,950	$97,650

(1)
The options listed are incentive or nonqualified stock options granted under our 1991 and 1995 Stock Option Plans, the 1997 Stock Incentive Plan, the 2000 Transition Stock Incentive Plan for Officers and the 2000 Stock Incentive Plan. The exercise price of each option is equal to the fair market value of the underlying common stock on the date of grant.

(2)
Based on the closing price of our common stock as quoted on the NASDAQ National Market on April 30, 2004 ($10.50), less the exercise price. Actual value realized may be greater or less than the potential realizable values set forth in the table.

Equity Compensation Plan Information

        The following table sets forth, as of April 30, 2004, information related to our compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,343,413	$6.56	384,263
Equity compensation plans not approved by security holders	127,750	5.29	27,250

Total	1,471,163	$6.45	411,513

        The Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, which was not submitted to our shareholders for approval, provides incentives in the form of stock options or shares of restricted common stock of the Company to our officers. Twenty-five thousand shares of our common stock were originally authorized to be issued under this compensation plan, which became effective June 30, 2000 of which none remain available for grant. The exercise price of each option granted under this compensation plan is determined by the Compensation Committee of the Board of Directors of the Company.

        The Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers, which was not submitted to our shareholders for approval, provides incentives in the form of stock options or shares of restricted common stock of the Company to our employees who are not officers of the Company. Seventy thousand shares of our common stock were originally authorized to be issued under this compensation plan, which became effective June 30, 2000 of which 27,250 remain available for grant. The exercise price of each option granted under this compensation plan is determined by the Compensation Committee of the Board of Directors of the Company.

        From time to time, the Company has granted options to employees and consultants pursuant to the exemption provided in Section 4(2) of the Securities Act. These options, which were not submitted to our shareholders for approval, provide incentives in the form of stock options. As of April 30, 2004, 95,000 options have been issued and are outstanding pursuant to these grants. The options are generally exercisable for a period of 10 years, unless earlier terminated as a result of a change in the employee's employment with the Company. The exercise price of these options is determined by the Compensation Committee of the Board of Directors of the Company.

FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS

        Nominations of persons for election to the board of directors may be made at any annual meeting of shareholders by any of our shareholders (a) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders entitled to vote at the annual meeting, and (b) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder, (ii) the class or series and number of shares of our capital stock which are owned beneficially or by record by the shareholder, (iii) a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice, and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act. The notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected.

        To be included in our proxy materials mailed to shareholders pursuant to Rule 14a-8 of the Exchange Act, shareholder proposals to be presented at the 2005 annual meeting of shareholders must be received by us at our executive offices at 701 North 34th Street, Suite 400, Seattle, Washington 98103, to the attention of the Secretary, on or before May 28, 2005. No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the board of directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any of our shareholders (i) who is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders of record on the date for the determination of shareholders entitled to vote at the annual meeting, and (ii) who timely complies with the notice procedures and form of notice set forth below. To be timely, a shareholder's notice must be given to the Secretary and must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after the anniversary date, or no annual meeting was held in the immediately preceding year, notice by the shareholder in order to be timely must be so received no later than the close of business on the tenth (10th) day following the day on which the notice of the annual meeting date was mailed to shareholders or other public disclosure of the annual meeting date was made, whichever first occurs. To be in proper form, a shareholder's notice must be in written form and must set forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting the business at the annual meeting, (b) the name and record address of the shareholder, (c) the class or series and number of shares of our capital stock which are owned beneficially or of record by each shareholder, (d) a description of all arrangements or understandings between the shareholder and any other person or persons (including their names) in connection with the proposal of the business, and (e) a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER MATTERS

        As of the date of this proxy statement, management knows of no other business which will be presented for action at the annual meeting. If any other business requiring a vote of the shareholders should come before the annual meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

By Order of the Board of Directors,

Ernest R. Johnson Secretary
Seattle, Washington
September 24, 2004

AUDIT COMMITTEE CHARTER
CUTTER & BUCK INC.
(as approved by the Board on June 22, 2004)

PURPOSE

        The purpose of the Audit Committee established by this charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audit processes of Cutter & Buck Inc. (the "Company") and to maintain the integrity of those processes, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to retain and terminate independent auditors, to review and evaluate the qualification and independence of the Company's independent auditors, to pre-approve all audit services, internal control-related services and any permissible non-audit services to be performed by the Company's independent auditors, to oversee the finance function of the Company (which will include, among other matters, the Company's investment activities), to monitor the Company's compliance with legal and regulatory requirements with regard to financial matters, and to provide the Board such additional information and materials as the Audit Committee may deem necessary to make the Board aware of significant matters of a financial nature which require Board attention.

        The Audit Committee's purpose is one of oversight. While the Audit Committee shall have the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors or both as appropriate. In carrying out the Audit Committee's oversight responsibilities, the Audit Committee shall not be responsible for providing any professional certificate or expert assurance as to the Company's financial statements or as to the independent auditor's work.

        This Charter is intended to provide a set of flexible guidelines for the effective functioning of the Audit Committee.

MEMBERSHIP

        The Audit Committee must be comprised of at least three members of the Board. Such members and a Chairperson of the Committee will be elected and serve at the pleasure of the Board. The members of the Audit Committee shall not be employees or affiliates of the Company and must not have participated in the preparation of the Company's financial statements during the three years prior to service on the Audit Committee. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD") and the Securities and Exchange Commission (the "SEC").1 Further, each member of the Audit Committee must meet all financial knowledge and experience qualifications required under rules promulgated by the NASD, the SEC or other governing body, including being able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement at the time of his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must be an "audit committee financial expert," as that term is defined in the Rules and Regulations of the SEC and the NASD.

1
Notwithstanding the foregoing, the Board may consider whether one director who is not independent and who is not a current employee or an immediate family member of an employee, may under permitted exceptional circumstances, be appointed to the Audit Committee. That appointment may be made for a period of up to two years if the Board determines that membership on the Audit Committee by the individual is required in the best interests of the Company and its shareholders, and the Board discloses, in the Company's next annual proxy statement, the nature of the relationship and the reasons for that determination. A non-independent director may not act as the Chairperson of the Audit Committee.

RESPONSIBILITIES AND POWERS

        The responsibilities of the Audit Committee shall include:

1.
Selecting the independent auditors for ratification by the shareholders;

2.
Reviewing the plan for the audit and related services at least annually;

3.
Reviewing audit results and annual and interim financial statements;

4.
Reviewing a written statement from the Company's auditors delineating all relationships between the auditor and the Company;

5.
Actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

6.
Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

7.
Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls or other communications regarding any material weakness in internal controls and assess the adequacy of management's corrective actions;

8.
Reviewing periodically the effectiveness of the internal audit function;

9.
Meeting privately with management and the independent auditors on a periodic basis to discuss issues and concerns warranting Committee attention, including:

•
The cooperation received by the independent auditors, including access to all requested information.

•
Any instances where management has obtained "second opinions" from other external auditors.

•
Any disagreements with management that, if not satisfactorily resolved, would have caused them to modify their report on the financial statements.

•
Management's comments regarding the audit.

10.
Working with management to assess compliance with the Foreign Corrupt Practices Act;

11.
Overseeing the Company's compliance with Securities and Exchange Commission ("SEC") requirements for disclosure of auditor's services and Audit Committee members and activities;

12.
Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets;

13.
Establishing procedures for receiving, retaining and responding to complaints regarding accounting, internal accounting controls, business practices or auditing matters, including procedures for the confidential, anonymous submission by employees (or former employees) of concerns regarding questionable accounting or auditing matters;

14.
Review and address any concerns regarding questionable accounting or auditing matters;

15.
Periodically reviewing with management and the Board any legal and regulatory matters that may have a material impact on the Company's financial statements, compliance policies, and compliance programs;

16.
Reviewing potential conflict of interest situations and reviewing and approving any related party transactions;

17.
Annually evaluating the performance of the Audit Committee and taking steps to improve the effectiveness of the Audit Committee in meeting its responsibilities under this Charter; and

18.
Annually reviewing and reassessing the adequacy of this Charter and amending the Charter as appropriate.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

        The powers of the Audit Committee shall include, without limitation:

1.
The sole authority to appoint, determine compensation for, retain and oversee the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, without the approval of the Board; and

2.
The authority to review and pre-approve all audit services, internal control-related services and permissible non-audit services (except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002) to be performed by the Company's independent auditors, including fees and other terms of such engagement. The Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services, internal control-related services and permitted non-audit services, provided that the pre-approvals of such Audit Committee member(s) are reported to the full Audit Committee at its next scheduled meeting.

3.
The authority to engage and determine funding for independent counsel and other advisors, as it determines necessary to carry out its duties.

        Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Audit Committee, as representatives of the Company's shareholders, and (ii) the Audit Committee's ultimate authority and responsibility to select, evaluate determine the compensation for and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

CHARTER REVIEW AND AMENDMENT

        The Audit Committee will review and reassess the adequacy of this Charter at least once per year. The Audit Committee may modify or amend this Charter and the authority and responsibilities of the Audit Committee set forth herein at any time the Audit Committee desires to do so, subject to the final approval by the Board of Directors. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the SEC, this Charter (as then constituted) shall be publicly filed.

MINUTES AND REPORTING

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee will report to the Board from time to time, or whenever so requested by the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Shareholders.

MEETINGS

        The Audit Committee will meet separately with members of the Company's financial management team at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination, the Company's internal controls report and the independent auditor's attestation of the report.

Instructions for Voting Your Proxy

We are now offering stockholders three alternative ways of voting this proxy:

    •    By Telephone (using a touch-tone telephone)     •    Through the Internet (using a browser)    •    By Mail (traditional method)

Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card.We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING

  •
  This method of voting is available to residents of the U.S. and Canada

  •
  On a touch-tone telephone, call TOLL FREE 1-800-482-9730, 24 hours a day, 7 days a week

  •
  You will be asked to enter ONLY the CONTROL NUMBER shown below

  •
  Have your proxy card ready, then follow the prerecorded instructions

  •
  Your vote will be confirmed and cast as you directed

INTERNET VOTING

  •
  Visit the Internet voting Website at http://proxy.georgeson.com

  •
  Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

  •
  You will incur only your usual Internet charges

VOTING BY MAIL

  •
  Simply mark, sign and date your proxy card and return it in the postage-paid envelope

  •
  If you are voting by telephone or the Internet, please do not mail your proxy card

You can view the annual report and proxy statement on the Internet at: http://www.cutterbuck.com

COMPANY NUMBER                CONTROL NUMBER

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

☒	Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

1.	ELECTION OF DIRECTORS:	FOR		WITHHELD
	Elect two class I directors to serve until the 2007 annual meeting of shareholders and until their respective successors are elected and qualified.	☐		☐
Class I Directors: 01 Larry C. Mounger 02 Whitney R. Tilson
For all nominees, except for nominees written below.
Nominee exception(s)

		FOR	AGAINST	ABSTAIN
2.	INDEPENDENT AUDITORS. Ratify the appointment of Ernst & Young LLP as the Company's independent auditors.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES UPON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.
Dated	,2003

Signature(s)
Signature(s)

Please sign name as it appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

P
R
O
X
Y

CUTTER & BUCK INC.
701 North 34th Street, Suite 400
Seattle,WA 98103
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS

The undersigned hereby appoints Henry L. Kotkins, Jr. and Ernest R. Johnson, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cutter & Buck Inc. held of record by the undersigned on September 20, 2004, at the Annual Meeting of Shareholders to be held on October 21, 2004, or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

SEE REVERSE SIDE

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on Thursday, October 21, 2004 at 9 a.m.
CUTTER & BUCK INC. PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1 on the Proxy Card)
COMMITTEES OF THE BOARD OF DIRECTORS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR (Proposal 2 on the Proxy Card)
COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2004 EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE
EXECUTIVE OFFICERS
COMPENSATION OF OUR EXECUTIVE OFFICERS IN THE YEAR ENDED APRIL 30, 2004
FUTURE SHAREHOLDER NOMINATIONS AND PROPOSALS
OTHER MATTERS
AUDIT COMMITTEE CHARTER CUTTER & BUCK INC. (as approved by the Board on June 22, 2004)
CUTTER & BUCK INC. 701 North 34th Street, Suite 400 Seattle,WA 98103 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS